Equity	12 Months Ended
Jun. 30, 2023
Disclosure of reserves within equity [abstract]
Equity
18. Equity

Accounting policies

Own shares represent shares and share options of Diageo plc that are held in treasury or by employee share trusts for the purpose of fulfilling obligations in respect of various employee share plans or were acquired as part of a share buyback programme. Own shares are treated as a deduction from equity until the shares are cancelled, reissued or disposed of and when vest are transferred from own shares to retained earnings at their weighted average cost.
Share-based payments include share awards and options granted to directors and employees. The fair value of equity settled share options and share grants is initially measured at grant date based on Monte Carlo and Black Scholes models and is charged to the income statement over the vesting period. For equity settled shares, the credit is included in retained earnings. Cancellations of share options are treated as an acceleration of the vesting period and any outstanding charge is recognised in operating profit immediately. Any surplus or deficit arising on the sale of the Diageo plc shares held by the group is included as a movement in equity.
Dividends are recognised in the financial statements in the year in which they are approved.
(a) Allotted and fully paid share capital – ordinary shares of 28 101⁄108 pence each

	Number of shares million	Nominal value £ million
At 30 June 2023	2,460	712
At 30 June 2022	2,498	723
At 30 June 2021	2,559	741
(b) Hedging and exchange reserve

	Hedging reserve £ million	Exchange reserve £ million	Total £ million
At 30 June 2020	93	(1,022)	(929)
Other comprehensive income/(loss)	20	(672)	(652)
At 30 June 2021	113	(1,694)	(1,581)
Other comprehensive (loss)/income	(87)	622	535
At 30 June 2022	26	(1,072)	(1,046)
Other comprehensive income/(loss)	216	(540)	(324)
At 30 June 2023	242	(1,612)	(1,370)

Currency basis spreads included in the hedging reserve represent the cost of hedging arising as a result of imperfections of foreign exchange markets. Exclusion of currency basis spreads would result in a £20 million credit (2022 – £22 million credit, 2021 – £22 million credit) to the hedging reserve.
(c) Own shares
Movements in own shares

	Number of shares million	Purchase consideration £ million
At 30 June 2020	227	1,936
Share trust arrangements	(1)	(11)
Shares used to satisfy options	(3)	(48)
Shares purchased - share buyback programme	3	109
Shares cancelled	(3)	(109)
At 30 June 2021	223	1,877
Share trust arrangements	(2)	(23)
Shares used to satisfy options	(2)	(16)
Shares purchased - share buyback programme	61	2,284
Shares cancelled	(61)	(2,284)
At 30 June 2022	219	1,838
Share trust arrangements	(1)	(12)
Shares used to satisfy options	(2)	(12)
Shares purchased - share buyback programme	38	1,381
Shares cancelled	(38)	(1,381)
At 30 June 2023	216	1,814

Share trust arrangements
At 30 June 2023, the employee share trusts owned 3 million of ordinary shares in Diageo plc (the company) at a cost of £52 million and market value of £101 million (2022 – 2 million shares at a cost of £25 million, market value £63 million; 2021 – 2 million shares at a cost of £47 million, market value £74 million). Dividends receivable by the employee share trusts on the shares are waived and the trustee abstains from voting.

Purchase of own shares
Authorisation was given by shareholders on 6 October 2022 to purchase a maximum of 227,870,414 ordinary shares at a minimum price of 28 101/108 pence and a maximum price of the higher of (a) 105% of the average market value of the company's ordinary shares for the five business days prior to the day the purchase is made and (b) the higher of the price of the last independent trade and the highest current independent bid on the trading venue where the purchase is carried out. The programme expires at the conclusion of the next Annual General Meeting or on 5 January 2024 , if earlier.
Diageo completed a total of £1.4 billion return of capital for the year ended 30 June 2023, which included £0.9 billion related to the successful completion of Diageo’s previous share buyback programme in which £4.5 billion of capital was returned to shareholders finalised in February 2023, and returned an additional £0.5 billion of capital to shareholders which was announced as a new share buyback programme on 16 February 2023 and completed on 2 June 2023.
During the year ended 30 June 2023, the group purchased 38 million ordinary shares (2022 – 61 million; 2021 – 3 million), representing approximately 1.5% of the issued ordinary share capital (2022 – 2.4%; 2021 – 0.1%) at an average price of 3616 pence per share, and an aggregate cost of £1,381 million (including £13 million of transaction costs) (2022 – 3709 pence per share, and an aggregate cost of £2,284 million, including £16 million of transaction costs; 2021 – 3407 pence per share, and an aggregate cost of £109 million, including £1 million of transaction costs) under the share buyback programme. The shares purchased under the share buyback programmes were cancelled.
The monthly breakdown of all shares purchased and the average price paid per share (excluding expenses) for the year ended 30 June 2023 were as follows:

Period	Number of shares purchased under share buyback programme	Total number of shares purchased	Average price paid pence	Authorised purchases unutilised at month end
July 2022	1,660,507	1,660,507	3567	177,756,956
August 2022	1,646,883	1,646,883	3820	176,110,073
September 2022	2,273,226	2,273,226	3744	173,836,847
1-6 October 2022	131,864	131,864	3702	173,704,983
7-31 October 2022 (1)	—	—	—	227,870,414
November 2022	4,497,414	4,497,414	3679	223,373,000
December 2022	4,571,923	4,571,923	3710	218,801,077
January 2023	7,989,915	7,989,915	3558	210,811,162
February 2023	1,718,877	1,718,877	3577	209,092,285
March 2023	4,353,777	4,353,777	3541	204,738,508
April 2023	2,883,950	2,883,950	3672	201,854,558
May 2023	5,196,558	5,196,558	3534	196,658,000
June 2023	410,562	410,562	3348	196,247,438
Total	37,335,456	37,335,456	3617	196,247,438
(1) New maximum number of purchasable shares was authorised by shareholders at the AGM held on 6 October 2022.
(d) Dividends

	2023	2022	2021
	£ million	£ million	£ million
Amounts recognised as distributions to equity shareholders in the year
Final dividend for the year ended 30 June 2022
46.82 pence per share (2021 – 44.59 pence; 2020 – 42.47 pence)	1,066	1,040	992
Interim dividend for the year ended 30 June 2023
30.83 pence per share (2022 – 29.36 pence; 2021 – 27.96 pence)	696	680	654
	1,762	1,720	1,646

The proposed final dividend of £1,113 million (49.17 pence per share) for the year ended 30 June 2023 was approved by a duly authorised committee of the Board of Directors on 31 July 2023. As this was after the balance sheet date and the dividend is subject to approval by shareholders at the Annual General Meeting, this dividend has not been included as a liability in these consolidated financial statements. There are no corporate tax consequences arising from this treatment.
Dividends are waived on all treasury shares owned by the company and all shares owned by the employee share trusts.
(e) Non-controlling interests
Diageo consolidates USL, a company incorporated in India, with a 42.79% non-controlling interest, Sichuan Shuijingfang Company Limited, a company incorporated in China, with a 36.83% non-controlling interest and has a 50% controlling interest in Ketel One Worldwide B.V. (Ketel One), a company incorporated in the Netherlands.
Summarised financial information for USL and other subsidiaries, after fair value adjustments on acquisition, and the amounts attributable to non-controlling interests are as follows:

	2023			2022	2021
	USL £ million	Others £ million	Total £ million	Total £ million	Total £ million
Income statement
Sales	2,713	2,628	5,341	5,797	5,140
Net sales	1,087	2,051	3,138	3,055	2,553
(Loss)/profit for the year(1)	(215)	289	74	227	298
Other comprehensive (loss)/income(2)	(133)	(154)	(287)	333	(434)
Total comprehensive (loss)/income	(348)	135	(213)	560	(136)
Attributable to non-controlling interests	(149)	33	(116)	259	(35)
Balance sheet
Non-current assets(3)	1,074	3,175	4,249	5,017	4,669
Current assets	790	1,049	1,839	2,002	1,492
Non-current liabilities	(151)	(1,164)	(1,315)	(1,499)	(1,356)
Current liabilities	(384)	(1,035)	(1,419)	(1,646)	(1,335)
Net assets	1,329	2,025	3,354	3,874	3,470
Attributable to non-controlling interests	568	902	1,470	1,716	1,534
Cash flow
Net cash inflow from operating activities	120	383	503	690	661
Net cash inflow/(outflow) from investing activities	34	(231)	(197)	(289)	(137)
Net cash outflow from financing activities	(48)	(93)	(141)	(322)	(371)
Net increase in cash and cash equivalents	106	59	165	79	153
Exchange differences	(7)	(77)	(84)	52	(19)
Dividends payable to non-controlling interests	—	(97)	(97)	(72)	(72)
(1)    (Loss)/profit for the year includes exceptional operating expenses attributable to non-controlling interests.
(2)    Other comprehensive (loss)/income is principally in respect of exchange on translating the subsidiaries to sterling.
(3)    Non-current assets include the global distribution rights to distribute Ketel One vodka products throughout the world. The carrying value of the distribution rights at 30 June 2023 was £1,428 million (2022 – £1,488 million; 2021 – £1,295 million).
(i)     On 31 December 2022, United Spirits Limited (USL) completed the merger with its subsidiary, Pioneer Distilleries Limited (PDL) 75% owned by USL. Under the terms, PDL's minority shareholders received additional shares in USL in exchange for their 25% interest in PDL and non-controlling interest increased from 42.73% to 42.79%.
(ii)     On 24 March 2023, Diageo completed the purchase of an additional 14.97% of the share capital of EABL. This increased Diageo’s controlling shareholding position in EABL from 50.03% to 65.00%.
(f) Employee share compensation
The group uses a number of share award and option plans to grant to its directors and employees.
The annual fair value charge in respect of the equity settled plans for the three years ended 30 June 2023 is as follows:

	2023 £ million	2022 £ million	2021 £ million
Executive share award plans	41	51	41
Executive share option plans	4	4	4
Savings plans	4	4	4
	49	59	49

Executive share awards have been made primarily under the Diageo 2014 Long Term Incentive Plan (DLTIP) from September 2014 onwards and delivered in conditional awards in the form of performance shares, performance share options, time-vesting restricted stock units (RSUs) and/or time-vesting share options (or cash-based equivalents in certain locations for regulatory reasons). Share options are granted at the market value at the time of grant. Prior to the introduction of the DLTIP, employees in associated companies were granted awards under the Diageo plc 2011 Associated Companies Share Incentive Plan (DACSIP). In the case of Executive Directors, conditional awards of time-vesting RSUs or forfeitable shares may be awarded under the 2020 Deferred Bonus Share Plan (DBSP), with vesting not subject to any performance conditions and not subject to a post-vesting retention period. The DLTIP plan rules will be presented for renewal at the AGM in September 2023 and any future awards made post approval will be made under the new plan rules.
Share awards normally vest and are released on the third anniversary of the grant date. Participants do not make a payment to receive the award at grant. Executive Directors are required to hold any vested shares awarded under DLTIP for a further two-year post-vesting holding period. Share options may normally be exercised between three and ten years after the grant date. Executives in North America and Latin America and Caribbean are granted awards over the company’s ADRs (one ADR is equivalent to four ordinary shares).
Performance shares under the DLTIP (for awards in 2020 and thereafter) are subject to the achievement of three performance measures: 1) compound annual growth in profit before exceptional items over three years; 2) compound annual growth in organic net sales over three years; 3) environmental, social and governance (ESG) priorities, weighted 40%, 40% and 20% of the maximum respectively, as set out in the Directors’ remuneration report. Performance share options under the DLTIP are subject to the achievement of two equally weighted performance measures: 1) a comparison of Diageo’s three-year TSR with a peer group; 2) cumulative free cash flow over a three-year period, measured at constant exchange rates. Performance measures and targets are set annually by the Remuneration Committee. The vesting range is 20% for Executive Directors and 25% for other participants for achieving minimum performance targets, up to 100% for achieving the maximum target level. Retesting of the performance measures is not permitted.
For performance shares under the DLTIP, dividends are accrued on awards and are given to participants to the extent that the awards actually vest at the end of the performance period. Dividends are normally paid out in the form of shares.
Savings plans are provided in the form of a savings-related share option plan. For UK employees, awards were made under the Diageo 2010 Sharesave plan (for options granted up until 2020) and the Diageo 2020 Sharesave plan (for options granted from 2021).
For Republic of Ireland (ROI) based employees, awards were made under the Diageo 2009 Irish Sharesave Scheme (for options granted up until 2019) and the Diageo 2019 Irish Sharesave Scheme (for options granted in 2020). These are HMRC and Irish Revenue approved all-employee savings plans.
For ROI employees, grants from 2021 and 2022 were made under the Diageo 2020 Sharesave plan which is not an approved plan in the Republic of Ireland. These plans are made available to UK and ROI employees who are employed on the annual results announcement date. Participants can save monthly, with deductions taken directly from net pay, for a period of 3 or 5 years.In return, employees are granted the option to buy Diageo shares using the savings accrued at the end of the relevant savings period and at a 20% discounted option price, which is set at the time of grant. Provided participants fulfil the terms set out within the relevant UK or ROI tax approved scheme rules, any gains from the option exercise are free from UK or ROI income tax. For the ROI Sharesave awards granted in 2021 and 2022, as these are not made under a Revenue tax approved plan, the gains from the option exercise are subject to ROI income tax.
For US employees, the awards are made under the Diageo plc 2017 United States Employee Stock Purchase Plan. Employees agree to make regular monthly savings for a period of one year and acquire American Depositary Receipts (ADRs) at 15% discounted price (which is set at the time of grant) using their contributions at the end of the plan cycle. They receive the benefit of tax relief if certain conditions are satisfied.
For the three years ended 30 June 2023, the calculation of the fair value of each share award used the Monte Carlo and Black Scholes pricing model and the following assumptions:

	2023	2022	2021
Risk free interest rate	3.1%	0.4%	(0.1%)
Expected life of the awards	35 months	40 months	36 months
Dividend yield	2.0%	2.1%	2.7%
Weighted average share price	3758 p	3545 p	2557 p
Weighted average fair value of awards granted in the year	1992 p	2729 p	2107 p
Number of awards granted in the year	1.7 million	2.1 million	2.1 million
Fair value of all awards granted in the year	£34 million	£57 million	£45 million

Transactions on schemes
Transactions on the executive share award plans for the three years ended 30 June 2023 were as follows:

	2023 million	2022 million	2021 million
Number of awards outstanding at 1 July	5.2	5.3	5.6
Granted	1.7	2.1	2.1
Awarded	(1.1)	(1.1)	(1.2)
Forfeited	(0.9)	(1.1)	(1.2)
Number of awards outstanding at 30 June	4.9	5.2	5.3
The exercise price of share options outstanding at 30 June 2023 was in the range of 1709 pence - 3864 pence (2022 – 1704 pence - 4024 pence; 2021 – 1232 pence - 3483 pence).
At 30 June 2023, 2.5 million share options were exercisable at a weighted average exercise price of 2443 pence. Weighted average remaining contractual life of share options was five years at 30 June 2023.